Exhibit 10.19c

REQUIRED GROUP AGENT ACTION NO. 3

This REQUIRED GROUP AGENT ACTION NO. 3 (this “Action”), dated as of July 13, 2015 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) and the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”) and Deutsche Bank AG, New York Branch (“DB Agent”, and collectively with BA Agent and CS Agent, the “Existing Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Existing Group Agents, the Lenders and the other parties from time to time parties thereto, on the Effective Date immediately prior to the effectiveness of this Action, and KeyBank National Association, in its capacity as a Group Agent (“KB Agent”) and as Committed Lender (“KB Committed Lender”), and ING Capital LLC, in its capacity as a Group Agent (“ING Agent”, and together with KB Agent, the “Additional Group Agents”) and as Committed Lender (“ING Committed Lender”, and together with KB Committed Lender, the “Additional Committed Lenders”), from and after the Effective Date upon the effectiveness of this Action. As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.The Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent desire to amend the Loan Agreement as set forth herein.

B.The Borrower has requested an Incremental Loan Commitment Increase of $150,000,000 and has submitted to the Administrative Agent an Incremental Loan Commitment Increase Notice as set forth in Section 2.9(a) of the Loan Agreement and each of the Committed Lenders wishes to decline to participate in such Incremental Loan Commitment Increase pursuant to Section 2.9(b) of the Loan Agreement;

C.The Borrower has invited each of KB Committed Lender and ING Committed Lender, each an Eligible Assignee, to become Committed Lenders under the Loan Agreement;

D.KB Agent, KB Committed Lender, ING Agent and ING Committed Lender desire to become parties to the Loan Agreement, and the Majority Group Agents desire to agree to the accession of KB Committed Lender and ING Committed Lender, each as a Committed Lender under the Loan Agreement, and the designation of KB Agent and ING Agent, respectively, as Group Agents;

E.In connection with the accession of the Additional Committed Lenders and the Additional Group Agents, each of Bank of America, N.A., in its capacity as a Committed Lender (“BA Committed Lender”), and Deutsche Bank AG, New York Branch, in its capacity as a Committed Lender (“DB Committed Lender”), desires to assign a portion of its Loans to each of the Additional Committed Lenders (the “Assignment”);

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Kronor Loan Agreement

F.Upon the effectiveness of this Action and subject to the terms and conditions of the Loan Agreement, the Committed Lenders and the Additional Committed Lenders agree to provide Commitments to the Borrower under the Loan Agreement in an aggregate principal amount equal to $650,000,000 and in the respective amounts set forth in the Amended Loan Agreement (as defined below) (the “Commitment Increase”);

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendment. Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof, the Loan Agreement will be amended as set forth in Exhibit 1 attached hereto (the “Amended Loan Agreement”).

Section 2.Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)the Committed Lenders (excluding the Additional Committed Lenders) hereby decline the offer to participate in Incremental Loan Commitments pursuant to the Incremental Loan Commitment Increase Notice delivered as of the date hereof;

(b)the Required Group Agents (excluding the Additional Group Agents), the Administrative Agent and the Borrower consent to the Commitment Increase and to the accession to the Loan Agreement and the other Financing Documents of KB Committed Lender and ING Committed Lender as Committed Lenders thereunder pursuant to (i) Section 2.9(c) of the Loan Agreement (and notwithstanding any requirements set forth in Section 2.9(c) of the Loan Agreement, but without limiting Section 3 hereof) and (ii) (A) the Accession Agreement, dated as of the date hereof, by and among KB Committed Lender, KB Agent, the Administrative Agent and the Borrower (the “KB Accession Agreement”) and (B) the Accession Agreement, dated as of the date hereof, by and among ING Committed Lender, ING Agent, the Administrative Agent and the Borrower (the “ING Accession Agreement”), each substantially in the form attached as Exhibit F-1 to the Loan Agreement;

(c)the Required Group Agents (including the Additional Group Agents), consent to the amendments as set forth in the Amended Loan Agreement, with acknowledgement by each of the Administrative Agent and the Collateral Agent (solely with respect to its obligations under Article 9 of the Loan Agreement); and

(d)the Administrative Agent consents to the Assignment by each of BA Committed Lender and DB Committed Lender.

Section 3.Conditions Precedent. This Action shall be effective upon the satisfaction of the following conditions precedent:

(a)Each party to this Action shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

(b)The Administrative Agent shall have received a duly executed Incremental Loan Commitment Increase Notice.

2Required Group Agent Action No. 3

(c)The Administrative Agent shall have received counterparts of each the KB Accession Agreement, executed and delivered by each of the parties thereto, and the ING Accession Agreement, executed and delivered by each of the parties thereto.

(d)The Administrative Agent shall have received an Assignment and Acceptance Notice, duly executed and delivered by each of BA Committed Lender, DB Committed Lender, KB Committed Lender, ING Committed Lender and the Administrative Agent.

(e)The Administrative Agent shall have received an Administrative Questionnaire and any tax forms it has requested from the Additional Committed Lenders.

(f)The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the increase in the Commitments provided for in this Action and (ii) certifying that each of the conditions set forth in Section 2.9(e) (except clause (x) thereof) of the Loan Agreement has been met as of the Effective Date.

(g)The Administrative Agent shall have received for its own account, and for the account of each Committed Lender or Additional Committed Lender entitled thereto, all fees due and payable as of the Effective Date pursuant to Section 2.3 of the Loan Agreement and all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith.

Section 4.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 5.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

3Required Group Agent Action No. 3

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

4Required Group Agent Action No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By:	/s/ Brad W. Buss
Name:	Brad W. Buss
Title:	Treasurer

BANK OF AMERICA, N.A.,
as a Group Agent

By:	/s/ Priscilla Baker
Name:	Priscilla Baker
Title:	Assistant Vice President

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Director

By:	/s/ Eric McCutcheon
Name:	Eric McCutcheon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Vinod Mukani
Name:	Vinod Mukani
Title:	Director

By:	/s/ Vanessa Lamort De Gail
Name:	Vanessa Lamort De Gail
Title:	Director

[Signature Page to Required Group Agent Action No. 3]

Solely with respect to Sections 2(c), 3, 4, 5 and 7:
ING CAPITAL LLC
as a Group Agent

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

Solely with respect to Sections 2(c), 3, 4, 5 and 7:
KEYBANK NATIONAL ASSOCIATION
as a Group Agent

By:	/s/ Lisa A. Ryder
Name:	Lisa A. Ryder
Title:	Vice President

Acknowledged by:
BANK OF AMERICA, N.A.
as Administrative Agent and Collateral Agent

By:	/s/ Priscilla Baker
Name:	Priscilla Baker
Title:	Assistant Vice President

[Signature Page to Required Group Agent Action No. 3]

EXHIBIT 1

Amended Loan Agreement

Exhibit 1

Exhibit 1 to Required Group Agent Action No. 3

“Cancelled System” or “Overdue System” (or an equivalent term or designation of similar meaning) pursuant to the applicable Project Document.

“Total Loan Commitment” means the aggregate principal amount of the Group Limits hereunder as such amount may be (a) reduced from time to time pursuant to Section 2.2(c), or (b) increased pursuant to Section 2.9. The Total Loan Commitment as of the date of this Agreement is ~~Five~~Six Hundred Fifty Million Dollars ($~~500,000,000~~650,000,000).

“True-Up Report” means that report delivered by SolarCity or the applicable Lessor pursuant to the terms of the applicable Project Document of the applicable Subject Fund.

“Type” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.  For purposes hereof, the term “Rate” shall mean the CP Rate, LIBO Rate and the Base Rate.

“UCC” means the Uniform Commercial Code of the jurisdiction the law of which governs the document in which such term is used or which governs the creation or perfection of the Liens granted thereunder.

“Undrawn Fees” has the meaning given in Section 2.3(a).

“U.S. Tax Compliance Certificate” has the meaning given in Section 2.4(g)(ii)(B)(3).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Watched Fund” has the meaning given in Appendix 2.

1.1Rules of Interpretation.  Except as otherwise expressly provided, the rules of interpretation set forth below shall apply to this Agreement and the other Financing Documents:

(a)The singular includes the plural and the plural includes the singular.  The definitions of terms apply equally to the singular and plural forms of the terms defined.

(b)A reference to a Governmental Rule includes any amendment or modification to such Governmental Rule, and all regulations, rulings and other Governmental Rules promulgated under such Governmental Rule.

(c)A reference to a Person includes its permitted successors and assigns.

(d)The words “include,” “includes” and “including” are not limiting.

(e)A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated.  Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.  In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices

Kronor Loan Agreement

(ii)immediately before and after giving effect to the Incremental Loan Commitment Increase, the Borrower is in pro forma compliance with the Borrowing Base Requirements;

(iii)no Sweep Event or Subject Fund Sweep Event has occurred and remains ongoing;

(iv)since the delivery of the most recent financial statements of the Borrower delivered pursuant to Section 5.3, no Material Adverse Effect has occurred or is continuing;

(v)the representations and warranties set forth in Section 4.1 and in each other Financing Document shall be true and correct in all material respects as of the Incremental Loan Increase Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date);

(vi)the Administrative Agent shall have received a duly executed Incremental Loan Commitment Increase Notice and any fee letters entered into in connection with such Incremental Loan Commitment Increase;

(vii)the Administrative Agent shall have received for its own account, and for the account of each Incremental Loan Lender or New Lender (and any related new Conduit Lender) entitled thereto, all fees due and payable as of the Incremental Loan Increase Date pursuant to Section 2.3, and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented; provided that costs, fees and expenses of legal counsel may be subject to caps as agreed to between the Borrower and the relevant party;

(viii)if requested by an Incremental Loan Lender providing an Incremental Loan Commitment Increase on such Incremental Loan Increase Date, such Incremental Loans shall be evidence by a Note; ~~and~~

(ix)the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Incremental Loan Increase Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (y) certifying that each of the conditions set forth in this Section 2.9(e) (except clause (x) thereof) have been met as of the Incremental Loan Increase Date~~.~~; and

(x)each Incremental Loan Lender shall have made all payments required pursuant to Section 2.9(f) in connection with such Incremental Loan Commitment Increase.

(f)~~[Reserved]~~Upon any Incremental Loan Increase Date on which Incremental Loan Commitments are effected pursuant to this Section 2.9, (i) (A) each of the existing Committed Lenders immediately prior to the effectiveness of the corresponding Incremental Loan Increase shall assign to each of the lenders providing such Incremental Loan Commitments, and each of

Kronor Loan Agreement

(g)the lenders providing such Incremental Loan Commitments shall purchase from each of the Committed Lenders, at the principal amount thereof plus accrued and unpaid interest as of the date of such assignment, such interests in the Base Rate Loans and LIBO Loans made by each such existing Committed Lender outstanding on such Incremental Loan Increase Date and (B) each of the lenders providing such Incremental Loan Commitments shall make Incremental Loans and, upon the making of such Incremental Loans, the Borrower shall repay or be deemed to have repaid outstanding CP Rate Loans (provided that (v) the requirements of Section 2.1(b)(ii)(B) shall not apply to such repayment and instead all accrued and unpaid interest in respect of such CP Rate loans, plus any amounts due under Section 2.7(a)(i) in respect of the repayment thereof on such Incremental Loan Increase Date, shall be payable by the Borrower on the next Scheduled Payment Date; (w) none of the requirements of Section 2.1(f)(iii)(A) or (C) shall apply to any such repayment; (x) for administrative convenience, the proceeds of each such Incremental Loan shall be transferred directly to the account specified by each Conduit Lender to be applied as the foregoing repayment of the CP Rate Loans, and the Borrower shall be deemed to have received the proceeds of such new Incremental Loans for all purposes hereunder immediately upon each such Conduit Lender’s receipt thereof; (y) none of the requirements or conditions of Section 2.1(a)(iii), Section 2.1(a)(iv), Section 2.1(e)(i), Section 2.1(e)(ii) and Section 3.2 shall apply to any such Incremental Loan; and (z) no such Incremental Loan shall be deemed to be a Borrowing for purposes of Section 2.1(a)(i)(B)(x)), in the aggregate (with respect to clauses (A) and (B)) as shall be necessary in order that, after giving effect to all such assignments, purchases, repayments and Incremental Loans, such Loans will be held by existing Lenders and lenders providing such Incremental Loan Commitments ratably in accordance with their Commitments after giving effect to the addition of such Incremental Loan Commitments to the Commitments, (ii) each Incremental Loan Commitment shall be deemed for all purposes a Commitment and each Incremental Loan made thereunder shall be deemed, for all purposes, a Loan and (iii) each lender providing such Incremental Loan Commitments and Incremental Loans shall become a Lender with respect to the Commitments and all matters relating thereto. Notwithstanding anything to the contrary herein, (I) no Borrowing Notice, Borrowing Base Certificate, Aggregate Advance Model or any other notice from, delivery by or consent of the Borrower shall be required in connection with any of the foregoing assignments, purchases, repayments and Incremental Loans, (II) the minimum borrowing requirements in Section 2.1(a)(ii) and the minimum prepayment requirements in Section 2.1(f)(i) shall not apply to the transactions effected pursuant to this Section 2.9(f) and (III) no failure of any Lender (including any lender providing any Incremental Loan Commitment) to observe, perform or otherwise fully comply with the terms of this Section 2.9(f) shall directly or indirectly result in or be deemed to constitute a Default or Event of Default or otherwise prejudice any of the Borrower’s rights under this Agreement and the other Financing Documents (provided any such Lender shall be deemed to be a Defaulting Lender for all purposes hereunder until all such failures have been remedied).  For the avoidance of doubt, none of the transactions effected pursuant to this Section 2.9(f) shall reduce or otherwise modify the Commitments of any Lender.

(h)For the avoidance of doubt, no Incremental Loan Commitments (if any) shall result in any change to the Loan Maturity Date, Applicable Margin or fees applicable to the other Commitments of existing Lenders.

(i)Conflicting Provisions.  This Section 2.9 shall supersede any provisions in Section 9.10 to the contrary.

Kronor Loan Agreement

ANNEX 3

SCHEDULE OF LENDER COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$175,000,000
Credit Suisse AG, Cayman Islands Branch	$175,000,000
Deutsche Bank AG, New York Branch	$150,000,000
KeyBank National Association	$50,000,000
ING Capital LLC	$100,000,000

Annex

Kronor Loan Agreement